                      LETTER TO SHAREHOLDERS


Dear Shareholder:

During the past six months, from March 31, 1997 through September 30, 1997, the Fund's net assets grew from $13,303,848 to $20,824,111, an increase of 56.5% and the number of shareholders grew 9.1% to 1,238. The Fund is now registered in all 50 states and the District of Columbia. Our broker-dealer network now totals 71 firms.

For the six month period ended September 30, 1997, the Fund's total return was 41.69%* versus a return of 33.51% for the Russell 2000 Index and 26.26% for the S&P 500 Index. For the quarter ended September 30, 1997, the Fund's total return was 21.56%* versus a return of 14.88% for the Russell 2000 index and 7.49% for the S&P 500 Index. For the Fund's fiscal year ended September 30, 1997, the Fund's total return was 53.51%* versus 33.19% for the Russell 2000 Index and 40.45% for the S&P 500 Index. Since inception the Fund's average annual return was 22.25%* versus 17.54% for the Russell 2000 Index and 22.79% for the S&P 500 Index (See accompanying graph).

During the first six months of the fiscal year the bond and stock markets had to cope with high volatility based on differing economic statistics and speculation on future moves by the Federal Reserve System. In the May/June period and beyond, the stalwarts of the index funds such as Gillette Co. and Coca Cola Co. began to have minor earnings disappointments and money flow began to focus on the small- to mid-cap sectors. In addition, interest rates began to have a downward bias.

Of particular note, the Fund's performance was positively affected by several of its portfolio holdings receiving acquisition bids at premium prices to current market prices. This was particularly evident in the quarter ended September 30, 1997, as five portfolio companies received takeover bids.

At this writing the Fund's asset size is above $21 million. The growth of assets during the year reduced the expense ratio below 2.50%. The expense ratio is expected to decrease as assets grow. It should be noted that the returns reported are after such expenses.

As the Fund enters its 5th year of activity, we will continue to seek investment opportunities within our investment discipline and look for a favorable economic environment in which to operate.

Our investment strategy, which emphasizes corporate spin-offs, stocks trading below actual or perceived book-value, and companies emerging from bankruptcy, continues to provide good investment opportunities. Corporate America continues to undergo the above-mentioned restructuring which, on average, has afforded several good opportunities per quarter. We remain fully invested and confident in our strategy which seeks investment opportunities in securities subject to indiscriminate selling by investors with low expectations.

Thank you for your continued commitment to the Fund.

Sincerely yours,

LOGO
John L. Keeley, Jr.
President

*Performance return does not reflect deduction of a 4.5% maximum up-front sales charge

                               Index Comparison

           Quarterly Comparison of a Hypothetical $10,000 Investment in the KSCVF*, S&P 500** and Russell 2000**


                             [GRAPH APPEARS HERE]

From 10/1/93 (commencement of operations) through 9/30/97

                        KSCVF            S&P 500         RUSSELL 2000
                        -----            -------         ------------
10/1/93                 $10,000          $10,000            $10,000
December 1993            10,232            9,981             10,262
March 1994                9,844            9,618              9,990
June 1994                 9,885            9,236              9,601
September 1994           10,369            9,799             10,267
December 1994            10,367            9,112             10,075
March 1995               11,376           10,067             10,540
June 1995                12,462           10,850             11,528
September 1995           13,453           11,958             12,666
December 1995            14,263           12,070             12,941
March 1996               15,028           13,181             13,601
June 1996                15,702           13,592             14,282
September 1996           16,188           13,899             14,330
December 1996            17,537           15,207             15,075
March 1997               18,007           15,058             14,296
June 1997                21,151           17,552             16,613
September 1997           22,736           21,336             19,086

                            Average total returns***
                      for periods ended September 30, 1997

                                      SINCE COMMENCEMENT
                         12 MOS ENDED    OF OPERATION
                           9/30/97    10/1/93 TO 9/30/97
                         ------------ ------------------
        KSCVF               +53.51%         +22.25%
        KSCVF (includes
         max 4 1/2%
         front-end load)    +46.65%         +20.86%
        S&P 500             +40.45%         +22.79%
        Russell 2000        +33.19%         +17.54%

*  Performance graph includes deduction of the 4 1/2% front end load.
** S&P 500 and Russell 2000 returns are calculated with reinvested dividends and assumes no transaction costs.
***PERFORMANCE DATA quoted represents past performance which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost.

                       KEELEY SMALL CAP VALUE FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1997

ASSETS:
Investments at value (cost $12,299,032)              $20,847,056
Receivables for investments sold                          68,398
Cash                                                      21,058
Prepaid expenses and other assets                          7,228
Dividends and interest receivable                          5,470
Receivables for shares issued                              4,712
Organization costs, net of accumulated amortization        4,482
                                                     -----------
Total Assets                                          20,958,404
                                                     -----------
LIABILITIES:
Payable to Adviser                                        16,293
Payables for securities purchased                         64,225
Payables for shares redeemed                              12,520
Other accrued expenses                                    41,255
                                                     -----------
Total Liabilities                                        134,293
                                                     -----------
NET ASSETS                                           $20,824,111
                                                     ===========
NET ASSETS CONSIST OF:
Capital stock                                        $11,642,455
Accumulated net realized gain on investments             633,632
Unrealized net appreciation on investments             8,548,024
                                                     -----------
TOTAL NET ASSETS                                     $20,824,111
                                                     ===========
CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                            10,000,000
Issued and outstanding                                   969,643
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE            $21.48
                                                     ===========
OFFERING PRICE PER SHARE                                  $22.49
                                                     ===========


                     See notes to the financial statements.

                       KEELEY SMALL CAP VALUE FUND, INC.
                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 1997

INVESTMENT INCOME:
Dividend income                                       $110,646
Interest income                                          4,555
                                                    ----------
                                                       115,201
                                                    ----------
EXPENSES:
Investment advisory fees                               142,919
Administration fees                                     38,500
12b-1 fees                                              35,730
Transfer agent fees and expenses                        31,947
Professional fees                                       29,777
Fund accounting fees                                    23,547
Federal and state registration fees                     16,427
Reports to shareholders                                 12,078
Custody fees                                             8,593
Directors' fees                                          8,033
Amortization of organization costs                       4,479
Other                                                    2,783
                                                    ----------
Total expenses                                         354,813
                                                    ----------
Net investment loss                                   (239,612)
                                                    ----------
REALIZED AND UNREALIZED GAINS:
Net realized gain on investments                       909,527
Increase in unrealized appreciation on investments   6,072,957
                                                    ----------
Net gain on investments                              6,982,484
                                                    ----------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                          $6,742,872
                                                    ==========

                     See notes to the financial statements.

                       KEELEY SMALL CAP VALUE FUND, INC.
                            SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 1997

  NUMBER
 OF SHARES                                                   VALUE
 ---------                                                -----------
           COMMON STOCKS                           95.86%
           BUILDING MATERIALS                       1.85%
  21,300   Homebase, Inc.*                                $   191,700
   7,500   Nortek, Inc.*                                      194,531
                                                          -----------
                                                              386,231
                                                          -----------
           BUSINESS SERVICE                         0.82%
   9,000   Viad Corp.                                         171,563
                                                          -----------
           COMMUNICATIONS AND MEDIA                 8.58%
   9,000   360 Communications Co.*                            187,875
   8,000   The Ackerley Group, Inc.                           144,500
  16,000   Anacomp, Inc. *                                    248,000
   4,500   Associated Group, Inc. Class A*                    317,250
   7,500   Cox Communications, Inc. Class A*                  206,719
   4,500   GC Companies, Inc.*                                193,500
  14,000   Paxson Communications Corp.*                       162,750
  18,500   Price Communications Corp.*                        160,719
  22,000   TCI Satellite Entertainment, Class A*              166,375
                                                          -----------
                                                            1,787,688
                                                          -----------
           CONSUMER SERVICE                         2.06%
   9,500   Coinmach Laundry Corp.*                            233,937
   3,000   Pittway Corp. Class A                              194,813
                                                          -----------
                                                              428,750
                                                          -----------
           CONTAINERS                               2.00%
   6,000   Alltrista Corp.*                                   159,750
   8,000   Premark International, Inc.                        256,000
                                                          -----------
                                                              415,750
                                                          -----------
           ELECTRICAL EQUIPMENT                     2.12%
   9,000   AMETEK, Inc.                                       211,500
   8,500   Westinghouse Electric Corp.                        230,031
                                                          -----------
                                                              441,531
                                                          -----------
           ELECTRONICS                              2.42%
   2,000   BEI Electronics, Inc.                               31,500
   6,500   Moog, Inc. Class B *                               258,375
   2,400   Western Atlas, Inc.*                               211,200
                                                          -----------
                                                              501,075
                                                          -----------
           ENGINEERING AND CONSTRUCTION             3.27%
  14,000   Commercial Intertech Corp.                         255,500
  11,000   Emcor Group, Inc.*                                 220,000
  17,000   Morrison Knudsen Corp. *                           206,125
                                                          -----------
                                                              681,625
                                                          -----------
           ENTERTAINMENT AND LEISURE                2.14%
   2,000   Gaylord Entertainment Corp.                         51,625
   8,000   On Command Corp.*                                  108,000
  14,000   WHG Resorts & Casino, Inc.*                        287,000
                                                          -----------
                                                              446,625
                                                          -----------

  NUMBER
 OF SHARES                                                         VALUE
 ---------                                                      -----------
           ENVIRONMENTAL CONTROL                          1.95%
   4,500   Culligan Water Technologies, Inc.*                   $   207,000
  11,500   Cuno, Inc. *                                             199,812
                                                                -----------
                                                                    406,812
                                                                -----------
           FINANCE COMPANY                                3.32%
   2,000   Finova Group, Inc.                                       189,250
   5,500   Lehman Brothers Holdings Corp.                           294,937
   6,500   Pioneer Group, Inc.                                      208,000
                                                                -----------
                                                                    692,187
                                                                -----------
           FINANCIAL SERVICES                             5.56%
  10,500   AG Services of America, Inc.*                            192,937
  18,500   Boston Private Bancorp, Inc.*                            148,000
   5,000   Duff & Phelps Credit Rating Corp.                        160,000
   7,000   Federal Agricultural Mortgage Corp. Class C*             295,750
  22,500   Phoenix Duff & Phelps Corp.                              174,375
   2,800   White River Corp.*                                       184,800
                                                                -----------
                                                                  1,155,862
                                                                -----------
           FOOD, BEVERAGE AND TOBACCO                     5.35%
   6,000   Earthgrains Co.                                          258,000
   3,000   Interstate Bakeries Corp.                                205,688
  14,000   Ralcorp Holdings, Inc.*                                  261,625
  11,500   Shells Seafood Restaurants, Inc.*                        158,125
  11,000   Tasty Baking Co.                                         229,625
                                                                -----------
                                                                  1,113,063
                                                                -----------
           FORESTRY                                       2.11%
  19,500   Crown Vantage, Inc.*                                     227,906
   6,500   Deltic Timber Corp.                                      212,469
                                                                -----------
                                                                    440,375
                                                                -----------
           FURNITURE/HOME APPLIANCES                      1.81%
  10,000   Furniture Brands International, Inc.*                    188,750
   5,300   Oneida, Ltd.                                             188,150
                                                                -----------
                                                                    376,900
                                                                -----------
           HOUSEHOLD PRODUCTS                             2.14%
   5,000   Masco Corp.                                              229,063
   7,500   U.S. Industries, Inc.                                    217,500
                                                                -----------
                                                                    446,563
                                                                -----------
           HOUSING                                        3.68%
  11,500   Kaufman & Broad Home Corp.                               249,406
  18,000   MDC Holdings, Inc.                                       178,875
   6,000   Pacific Greystone Corp.*                                 119,250
  11,000   Walter Industries, Inc.*                                 219,313
                                                                -----------
                                                                    766,844
                                                                -----------

                       KEELEY SMALL CAP VALUE FUND, INC.
                            SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 1997

  NUMBER
 OF SHARES                                                  VALUE
 ---------                                               -----------
           INSURANCE                               6.45%
   4,500   American Financial Group, Inc.                $   200,250
   6,000   Equitable Companies, Inc.                         246,375
   8,500   Guaranty National Corp.                           288,469
   8,000   Highlands Insurance Group, Inc.*                  195,000
   7,500   Lawyers Title Corp.                               230,625
   2,800   Unitrin, Inc.                                     182,000
                                                         -----------
                                                           1,342,719
                                                         -----------
           LODGING                                 5.23%
  11,000   Choice Hotels International, Inc.*                211,750
   9,500   Host Marriott Corp. *                             216,125
  18,000   Host Marriott Services Corp.*                     267,750
   3,000   Marriott International, Inc.                      213,187
   8,000   Prime Hospitality Corp.*                          180,500
                                                         -----------
                                                           1,089,312
                                                         -----------
           MACHINERY                               4.12%
   7,600   Chicago Rivet & Machine Co.                       250,800
   7,000   Gardner Denver Machinery, Inc.*                   235,812
   9,500   Global Industrial Technologies, Inc.*             196,531
  16,000   TransPro, Inc.                                    174,000
                                                         -----------
                                                             857,143
                                                         -----------
           MANUFACTURING                           3.03%
   9,000   ACX Technologies, Inc. *                          239,625
  13,000   Griffon Corp.*                                    211,250
   6,000   Thomas Industries, Inc.                           180,000
                                                         -----------
                                                             630,875
                                                         -----------
           OIL AND GAS--EQUIPMENT & SERVICES       5.83%
   4,000   Cooper Cameron Corp.*                             287,250
  30,000   Getty Petroleum Marketing, Inc. *                 163,125
   8,500   Lone Star Technologies, Inc.*                     443,594
  11,500   RPC, Inc. *                                       320,563
                                                         -----------
                                                           1,214,532
                                                         -----------
           PHARMACEUTICALS AND HEALTHCARE          2.73%
   8,500   Covance, Inc. *                                   183,812
  15,000   Grancare, Inc.*                                   177,188
  12,000   Morrison Health Care, Inc.                        207,000
                                                         -----------
                                                             568,000
                                                         -----------
           PRINTING AND PUBLISHING                 2.78%
   5,500   Bowne & Co., Inc.                                 193,187
   6,000   Meredith Corp.                                    198,750
  18,000   Primesource Corp.                                 186,750
                                                         -----------
                                                             578,687
                                                         -----------

  NUMBER
 OF SHARES                                                    VALUE
 ---------                                                 -----------
           RAILROAD                                  3.87%
  12,000   Kansas City Southern Industries, Inc.           $   413,250
  10,000   Katy Industries, Inc.                               180,000
  15,000   Providence and Worcester Railroad Co.               211,875
                                                           -----------
                                                               805,125
                                                           -----------
           REAL ESTATE                               0.76%
   9,000   Getty Realty Corp.                                  158,062
                                                           -----------
           RETAIL                                    3.06%
  14,000   Genesco, Inc. *                                     204,750
   4,000   Harcourt General, Inc.                              198,250
   9,000   Zale Corp.*                                         233,438
                                                           -----------
                                                               636,438
                                                           -----------
           SOFTWARE                                  0.81%
   8,000   Wang Laboratories, Inc.*                            168,500
                                                           -----------
           TEXTILE AND APPAREL                       2.90%
  13,000   Burlington Industries, Inc. *                       182,000
  22,000   Cone Mills Corp. *                                  182,875
   4,000   Payless ShoeSource, Inc. *                          238,750
                                                           -----------
                                                               603,625
                                                           -----------
           TRANSPORTATION                            3.11%
  16,500   MotivePower Industries, Inc. *                      429,000
   5,500   Pittston Brink's Group                              220,344
                                                           -----------
                                                               649,344
                                                           -----------
           TOTAL COMMON STOCKS                              19,961,806
                                                           -----------
           (cost $11,941,883)
           WARRANTS                                  4.25%
   6,000   Federated Department Stores Series C*               122,250
   4,000   Fleet Financial Group, Inc.*                        105,250
   7,000   Golden State Bancorp*                               132,125
  14,500   Jacor Communication, Inc. *                          59,813
   5,500   Lone Star Industries, Inc.*                         200,062
   7,500   U.S. Home Corp. Class B*                            138,750
   4,000   USG Corp. *                                         127,000
                                                           -----------
           TOTAL WARRANTS                                      885,250
                                                           -----------
           (cost $357,149)
           TOTAL INVESTMENTS                       100.11%
           (cost $12,299,032)                               20,847,056
           Liabilities less
            cash and other assets                  (0.11)%     (22,945)
                                                           -----------
           NET ASSETS                              100.00% $20,824,111
                                                           ===========
           *Non-income producing

                     See notes to the financial statements.

                       KEELEY SMALL CAP VALUE FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                              YEAR ENDED         YEAR ENDED
                                          SEPTEMBER 30, 1997 SEPTEMBER 30, 1996
                                          ------------------ ------------------
OPERATIONS:
Net investment loss                          $  (239,612)       $  (147,085)
Net realized gain on investments                 909,527            451,325
Increase in unrealized appreciation on
 investments                                   6,072,957          1,090,906
                                             -----------        -----------
Net increase in net assets resulting
 from operations                               6,742,872          1,395,146
                                             -----------        -----------
DISTRIBUTIONS:
Net realized gains                              (427,349)           (17,153)
                                             -----------        -----------
CAPITAL STOCK TRANSACTIONS:
Proceeds from 248,478 and 194,103 shares
 issued, respectively                          4,114,707          2,587,358
Proceeds from 28,064 and 1,327 shares of
 distributions reinvested, respectively          413,943             16,410
Cost of 51,858 and 58,634 shares
 redeemed, respectively                         (835,366)          (782,791)
                                             -----------        -----------
Net increase from capital stock
 transactions                                  3,693,284          1,820,977
                                             -----------        -----------
TOTAL INCREASE IN NET ASSETS                  10,008,807          3,198,970
NET ASSETS:
Beginning of period                           10,815,304          7,616,334
                                             -----------        -----------
End of period                                $20,824,111        $10,815,304
                                             ===========        ===========

                     See notes to the financial statements.

                       KEELEY SMALL CAP VALUE FUND, INC.
                              FINANCIAL HIGHLIGHTS

                          YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                         SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30,
                             1997          1996          1995         1994(1)
                         ------------- ------------- ------------- -------------
NET ASSET VALUE,
 BEGINNING OF PERIOD        $ 14.52       $ 12.52       $10.26        $10.00
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment loss           (0.25)        (0.19)       (0.13)        (0.06)
Net realized and
 unrealized gains on
 investments                   7.77          2.22         2.39          0.32
                            -------       -------       ------        ------
TOTAL FROM INVESTMENT
 OPERATIONS                    7.52          2.03         2.26          0.26
                            -------       -------       ------        ------
LESS DISTRIBUTIONS:
Net realized gains            (0.56)        (0.03)         --            --
                            -------       -------       ------        ------
NET ASSET VALUE, END OF
 PERIOD                     $ 21.48       $ 14.52       $12.52        $10.26
                            =======       =======       ======        ======
TOTAL RETURN (2)              53.51%        16.23%       22.03%         2.60%
SUPPLEMENTAL DATA AND
 RATIOS:
Net assets, end of
 period (in 000's)          $20,824       $10,815       $7,616        $4,503
Ratio of expenses to
 average net assets            2.45%         2.50%        2.50%         2.49%
Ratio of net investment
 loss to average net
 assets                       (1.66)%       (1.61)%      (1.46)%       (0.96)%
Ratio of expenses to
 average net assets(3)         2.45%         2.94%        3.94%         5.98%
Ratio of net investment
 loss to average net
 assets(3)                    (1.66)%       (2.05)%      (2.90)%       (4.45)%
Portfolio turnover rate       36.40%        52.43%       70.59%        63.20%
Average commission rate
 paid on portfolio
 investment
 transactions               $0.0494       $0.0501          N/A           N/A

(1) The Fund commenced operations on October 1, 1993.
(2) The total return calculation does not reflect the 4.50% sales load imposed on the purchase of shares.
(3) During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.

                     See notes to the financial statements.

                       KEELEY SMALL CAP VALUE FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1997

1.ORGANIZATION

    The KEELEY Small Cap Value Fund, Inc. (the "Fund") was incorporated on May 17, 1993 as a Maryland Corporation and is registered as a diversified open-end investment company under the Investment Company Act of 1940 (the "1940 Act").

2.SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts in the financial statements and disclosure of contingent liabilities. Actual results could differ from those estimates and assumptions.

  a) Investment Valuation - Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on a national securities exchange. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets are valued on the basis of last sale price, or closing over-the-counter bid prices when there is no last sale price available. Debt securities which are purchased within 60 days of their stated maturity date are valued at amortized cost, which approximates current value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors.

  b) Federal Income Taxes - No provision for federal income taxes has been made since the Fund has complied to date with the provisions under Subchapter M of the Internal Revenue Code available to regulated investment companies and intends to continue to so comply in future years.

  c) Distributions to Shareholders - Dividends from net investment income, if any, will be declared and paid annually. Distributions of net realized gains, if any, will be declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and realized gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. Accordingly, at September 30, 1997, reclassifications were recorded from accumulated net investment losses to reduce accumulated net realized gains by $239,612.

  d) Other - Investment transactions are recorded on the trade date plus one. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

                       KEELEY SMALL CAP VALUE FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1997

3.INVESTMENT ADVISORY AGREEMENT

    The Fund has an agreement with Keeley Asset Management Corp. (the "Adviser"), with whom certain officers and directors of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund pays the Adviser a monthly fee at the annual rate of 1.00% of the Fund's average net assets. Under the investment advisory agreement, if the aggregate annual operating expenses (excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed 2.50%, the Adviser will reimburse the Fund for the amount of such excess. As of September 30, 1997, John Keeley, Jr., President of the Adviser and the Fund, controlled either directly or indirectly 28.39% of the Fund's outstanding shares.

4.DISTRIBUTION PLAN

    The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan is designed to reimburse Keeley Investment Corp. (the "Distributor"), with whom certain officers and directors of the Fund are affiliated, for certain promotional and other sales related costs and to permit the Fund to employ other dealers of its shares. Unreimbursed amounts may be carried forward and paid in a subsequent year. The Fund paid to the Distributor and each dealer a monthly fee at the rate of 0.25% per annum of the aggregate daily net asset value of the Fund shares beneficially owned by the Distributor's and each dealer's existing brokerage clients. For the period from October 1, 1996 to September 30, 1997, the Fund paid $25,674 of distribution fees to the Distributor.

5.INVESTMENT TRANSACTIONS

    The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the period from October 1, 1996 to September 30, 1997, were $8,329,719 and $5,291,052, respectively. For the period from October 1, 1996 to September 30, 1997, the Fund paid $29,580 of brokerage commissions on trades of securities to the Distributor.

    At September 30, 1997, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes of $12,322,384, were as follows:

           Appreciation               $8,595,138
           Depreciation                  (70,466)
                                      ----------
           Net appreciation on
            investments               $8,524,672
                                      ==========

                       KEELEY SMALL CAP VALUE FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1997

6.OFFERING PRICE PER SHARE

    The public offering price is the net asset value plus a sales charge which varies in accordance with the amount of the purchase as follows:

                                 SALES CHARGE
                              AS A PERCENTAGE OF
           AMOUNT               OFFERING PRICE
           ------             ------------------
           Less than $50,000        4.50%
           $50,000 but less
            than $100,000           4.00%
           $100,000 but less
            than $250,000           3.00%
           $250,000 but less
            than $500,000           2.50%
           $500,000 and over        2.00%

    The Distributor retains the entire sales charge when it makes sales directly to the public. Otherwise, when sales are made through dealers, the Distributor receives a portion of the related sales charge. For the period from October 1, 1996 to September 30, 1997, the Fund was advised that the Distributor received $57,871 of sales charges.

    As specified in the Fund's Prospectus, reduced sales charges are available through a right of accumulation and certain sales of Fund shares can be made at net asset value per share.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of KEELEY Small Cap Value Fund, Inc.

  We have audited the accompanying statement of assets and liabilities of KEELEY Small Cap Value Fund, Inc., including the schedule of investments, as of September 30, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of KEELEY Small Cap Value Fund, Inc. as of September 30, 1997, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.

LOGO
Milwaukee, Wisconsin
October 17, 1997

                               Investment Adviser
                         KEELEY ASSET MANAGEMENT CORP.
                               Chicago, Illinois

                                  Distributor
                            KEELEY INVESTMENT CORP.
                               Chicago, Illinois

                     Custodian, Transfer Agent and Dividend
                                Disbursing Agent
                             FIRSTAR TRUST COMPANY
                              Milwaukee, Wisconsin
                                  800-338-1579

                                    Auditors
                            COOPERS & LYBRAND L.L.P.
                              Milwaukee, Wisconsin

                                    Counsel
                               SCHWARTZ & FREEMAN
                               Chicago, Illinois

Performance information is historical and is no guarantee of future results. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than the investor's original cost. This material may only be used when preceded or accompanied by the Fund's prospectus.

       401 South LaSalle Street . Suite 1201 . Chicago . Illinois . 60605
                (312) 786-5050 . (800) 533-5344 . (312) 786-5003

                       KEELEY SMALL CAP VALUE FUND, INC.




         ANNUAL REPORT

       SEPTEMBER 30, 1997